SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  April 25, 1997
                                                  (April 24, 1997)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                  --------------------------------------------
                  State or other jurisdiction of incorporation



       0-19671                                                   65-0273162
       -------                                                   ----------
Commission File Number                                         I.R.S. Employer
                                                              Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
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                     Address of Principal Executive Offices


Registrant's telephone number, including area code:    (314) 469-3220
                                                       --------------

Item 5.   Other Events.
          -------------

The press release issued by LaserSight Incorporated dated April 24, 1997 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

      (c) Exhibits
      ------------

      Exhibit 99. Press Release dated April 24, 1997



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LaserSight Incorporated



Date:   April 25, 1997                       By:    /s/ Michael R. Farris
                                                  ------------------------
                                                   Michael R. Farris
                                                   Chief Executive Officer